Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 17.  Subsequent Events

On January 6, 2014, the Company purchased substantially all of the assets of the product line used in connection with developing, manufacturing, marketing and selling instruments and reagents relating to library preparation for next generation sequencing, including the Apollo 324TM instrument and the PrepXTM reagents from IntegenX Inc. (the “Apollo Business”). The purchase price comprised (1) a cash payment of $2.0 million, (2) a $1.25 million secured promissory note which accrues interest at 8% and is repayable after three years (earlier in certain circumstances), (3) up to three earn-out payments based on revenues in 2014, 2015 and 2016, respectively, and (4) the assumption of certain liabilities, including accrued but unpaid vacation for those employees who joined the Company. The acquisition was consummated in order to acquire a synergistic business with an established revenue stream from a customer base in the same market space as the Company’s products and services.

These Financial Statements do not include a summary of the total purchase price for the Apollo Business, a summary of the fair values of the major classes of assets acquired and liabilities assumed, or the revenue, net loss and net loss per share, on a pro forma basis, as though the business combination had occurred as of the beginning of the prior annual reporting period, as the initial accounting for the business combination has not yet been completed.